Exhibit 10.3

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange

Commission pursuant to a Confidential Treatment Application filed with the

Commission

Statement of Work #

Commercial PDA Phone Specification Phase

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this 19th day of December 2008 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TSN”) for the Commercial ATC/SAT PDA phone development specification phase (milestones M0-M1) activities, and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”). Capitalized terms that are not otherwise defined in this SOW have the meaning defined in the Agreement.

2. PROJECT OVERVIEW

The main objective of the Commercial PDA Phone program (“StarCom Program”) is to design, develop and test the PDA phone based on the StarGate reference design. The primary target of the program is to support ramp-up of TerreStar’s Commercial PDA operations, drive network usage and create revenue with a compelling handheld device.

The scope of the Commercial PDA phone Program is to implement a commercial ATC/SAT product with an agreed feature-set and sufficient supply capability, targeted initially for the AT&T sales channel. Current plan is to implement supply capacity for [***] units. More investment for mechanical parts and production tools are needed in order to increase the capacity beyond [***] units. Lead time for the invested items are typically [***] months.

StarGate FF#1rev2 prototype is used as reference design for the development. Production is planned to be done by Flextronics in Malaysia (in order to minimize costs and risks, especially considering the time schedule and volumes). There is [***] month post/product engineering phase after production ramp-up.

This SOW covers the items for the specification phase (milestones M0 – M1) of the Commercial PDA phone development. The inputs for the activities are defined in section TerreStar Furnished items, tasks in Work Packages and outputs in EB deliveries. The work packages are as follows:

WP1: Features and requirements clarification

This work package includes planning and specification development to be performed by EB during the Commercial Phone program specification phase (M0-M1) for the following activities:

[***]

TerreStar is controlling the overall product requirement process with EB support.

WP2: User experience, user interface (UI) and Industrial design (ID) clarification

This work package includes Product Management and User Experience related tasks. Stargate/TerreStar Business/PDA Phase 1 PD (Product Description) has been modified to fulfill reference design requirements.

•	Review of the PD

•	Approval of the PD

User Experience in Stargate

•	Review of the User Experience plan

•	Continue execution of existing User Experience plan

Current Stargate ID has been designed to fulfill Stargate product requirements and the look & feel specified by TSN. As phone features and requirements are revised, EB will update the ID accordingly.

•	Review of the ID (FF#1 rev2)

Maintaining the project target schedule for the ID update will require that no major changes be made; the mechanics concept and product outer dimensions will not be changed. Keypad, product colors and other minimal decoration changesmay be made.

The Stargate UI has been specified to serve the TSN service offering. As Commercial Phone features and requirements are revised, EB will update the UI accordingly.

•	Review of the UI

EB will use the existing UI-specifications as the baseline for development of the Commercial PDA. If new UI requirements are developed, EB and TSN will jointly review and specify any additional changes to the UI to be incorporated into the Commercial PDA.

WP3: Essential intellectual property rights (IPR) and Commercial license.

[***]

WP4: Program, HW and SW design specifications (including development for critical phone features e.g. security)

EB will perform the following main tasks during the specification phase (M0-M1):

Program Plans:

•	Program Management Plan:

[***]

•	Other program plans (reference in Program Management plan)

[***]

Hardware (HW) – Plans and Specifications

[***]

HW – Deferred tasks from Stargate project (activities for the features which are critical to proceed according to the planned Commercial PDA phone program schedule):

[***]

Software (SW) – Plans and Specifications

[***]

SW – Deferred tasks from Stargate project (activities for the features which are critical to proceed according to the planned Commercial PDA phone program schedule)

[***]

WP5: Verification and validation specification including operator testing

EB will perform test planning and extensive testing for the Commercial PDA Phone during specification phase (M0-M1). EB will perform the following activities:

[***]

WP6: Operations, Logistics, Sourcing and After Sales .

At a minimum, EB will perform the following planning and specification tasks:

[***]

3. PERIOD OF PERFORMANCE

Based on the planned schedule the period of performance for work to be performed by EB under this SOW is approximately [***] months, starting [***] and ending [***].

4. SCHEDULE

The following table includes the target schedule for Commercial PDA phone development.

Commercial PDA Phone development program target milestone schedule

Milestone or Phase	ID (EB)	Description	Target Date
Milestone	M0	[***]	[***	]
Milestone	M0.5	[***]	[***	]
Milestone	M1	[***]	[***	]
Milestone	M1.1	[***]	[***	]
Milestone	M1.2	[***]	[***	]
Milestone	M1.3	[***]	[***	]
Milestone	M2	[***]	[***	]
Milestone	M3	[***]	[***	]
Milestone	M4	[***]	[***	]

This statement of work is covering the specification phase (M0-M1) of the program. New SOW is needed for further development after specification phase.

5. TERRESTAR FURNISHED ITEMS

The following table list Terrestar Furnished Items to Elektrobit which originate from Program Parties or 3rd Parties.

Commercial PDA Phone program specification phase Terrestar Furnished Items:

Domain	Input for the Work Package(s)		TerreStar Furnished Item		Document or Action where the items is to be clarified		Milestone		Responsible
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

6. EB DELIVERABLES

The following table represents Elektrobit deliverables.

The Deliverables based on inputs from other Program Parties and further activities during Commercial PDA Phone program specification phase (M0 – M1) by Elektrobit

Domain	Work Package		EB Deliverable		Deliverable format		Milestone		Responsible
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***]	[***]	[***	]
[***]	[***]	[***]	[***]	[***]	[***	]
[***]	[***]	[***]	[***]	[***]	[***	]
[***]	[***]	[***]	[***]	[***]	[***	]
[***]	[***]	[***]	[***]	[***]	[***	]

7. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the Commercial PDA phone dependencies and assumptions during specification phase (M0 – M1). These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated a D and Assumptions with an A.

Item #	Category		Work package		Description
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]
[***]	[***	]	[***	]	[***]

8. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work primarily on EB premises in Finland. Manufacturing of the Commercial PDA phone (including prototypes) is on [***] factory in [***]. There is also need for integration camps and review meetings with third parties’ premises. Travelling to [***] and third parties are needed during the project. Those travelling costs are estimated in the project costs. Travelling to other locations or with other purposes with additional expenses must be pre-approved by TerreStar and EB

9. ACCEPTANCE OF DELIVERABLES

As set forth in section 6 of the Agreement, TSN will notify EB of its acceptance or rejection of the deliverables within the thirty (30) day Acceptance period. See the schedule in section 4 in this SOW.

10. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

Billing, payment and other terms and conditions shall be according to the Agreement. If TerreStar terminates this SOW before milestone M1, TerreStar will pay EB a prorated amount of the price in the following table (Table 10.1).

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks. EB will provide status reports every two weeks during the period of performance with information on amounts incurred and a revised forecast for the remaining work to be done.

Phase	Description
M0 – M1	Services: Resource costs	$	[***]
M0 – M1	Expenses: Travelling, materials, other costs	$	[***]
	Total:		$3,225,670 USD

Table 10.1. Not-to-exceed amount for the SoW

10.1. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement

11. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will take to TerreStar for decisions.

TSN is responsible for coordinating between EB and Hughes Network Systems, LLC (Hughes). In the event that a dispute arises between EB and Hughes, TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

12. CONSULTANT STEERING GROUP

	TerreStar		EB				Hughes
Name	Technical	Business	Technical		Business		Technical	Business
			[***	]	[***	]

13. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Vesa Raudaskoski
Name:	Jeffrey W. Epstein	Name:	Vesa Raudaskoski
Title:	President	Title:	President
Date:	December 19, 2008	Date:	January 2, 2009